UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 5, 2022

APOLLO MEDICAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-37392	95-4472349
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1668 S. Garfield Avenue, 2nd Floor, Alhambra, California 91801
(Address of Principal Executive Offices) (Zip Code)

(626) 282-0288
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AMEH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Preliminary Note:

This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on May 5, 2022 (the “Original Form 8-K”) by Apollo Medical Holdings, Inc. (“ApolloMed” or the “Company”) in connection with its announcement of financial results for the quarter ended March 31, 2022.

Item 2.02	Results of Operations and Financial Condition.

On May 5, 2022, ApolloMed furnished the Original Form 8-K that included as Exhibit 99,1 a press release announcing its financial results for the quarter ended March 31, 2022 (the “Earnings Release”). This Form 8-K/A is being furnished to correct certain information included in ApolloMed’s Consolidated Balance Sheet for the quarter ended March 31, 2022 as set forth in the Earnings Release and incorporated by reference into Item 2.02 of the Original Form 8-K.

The corrections to ApolloMed’s Consolidated Balance Sheet for the quarter ended March 31, 2022 in the Earnings Release are as follows: 1) Receivables, net should have been $55.3 million (instead of $64.2 million). 2) Total current assets should have been $444.4 million (instead of $453.4 million). 3) Total assets should have been $912.3 million (instead of $921.3 million). 4) Medical liabilities should have been $95.8 million (instead of $104.7 million). 5) Total current liabilities should have been $160.4 million (instead of $169.4 million). 6) Total liabilities should have been $380.7 million (instead of $389.6 million). 7) Total liabilities, mezzanine equity and stockholders’ equity should have been $912.3 million (instead of $921.3 million). Other than as noted in this Item 2.02, the information reported in the Original Form 8-K and the Earnings Release remains unchanged.

In accordance with General Instructions B.2 of Form 8-K, the information furnished pursuant to this Item 2.02, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APOLLO MEDICAL HOLDINGS, INC.

Date: May 10, 2022	By:	/s/ Thomas S. Lam
	Name: Title:	Thomas S. Lam, M.D., M.P.H. Co-Chief Executive Officer and President